Balances and Transactions with Related Parties - Summary of Compensation Received by Key Management Personnel (Detail) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
BALANCES AND TRANSACTIONS WITH RELATED PARTIES
Remuneration	$ 2,241,508	$ 2,060,928	$ 2,133,063
Short-term benefits for employees	261,306	260,400	272,714
Other long-term benefits	143,969	38,713	146,404
Total	2,646,783	$ 2,360,041	$ 2,552,181
Guaranteed to key management personnel	$ 0